Exhibit 99.3

BBX CAPITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Dollars in thousands)

As described in the Current Report on Form 8-K filed by BBX Capital Corporation (the “Company”) with the Securities and Exchange Commission on November 5, 2013 (the “Initial Form 8-K”) and the accompanying Amendment No. 1 to the Company’s Initial Form 8-K, on October 30, 2013, Renin Holdings LLC, a newly formed joint venture entity beneficially owned 81% by the Company and 19% by BFC Financial Corporation (“BFC”), through newly formed acquisition subsidiaries (Renin Holdings LLC and its acquisition subsidiaries are referred to collectively as the “Purchasers”), completed the acquisition of substantially all of the assets and assumption of certain liabilities of Renin Corp. and its subsidiaries (the “Transaction”) for approximately $14,500 in cash (the “Transaction Consideration”).     Bluegreen Corporation (“Bluegreen”), a subsidiary jointly owned 46% by the Company and 54% by BFC through Woodbridge Holdings LLC, funded approximately $9,458 of the Transaction Consideration in the form of a term loan and revolver facility to the Purchasers.  The balance of the Transaction Consideration of approximately $5,042 was funded approximately $4,084 by the Company and approximately $958 by BFC in accordance with their percentage equity interests in Renin Holdings LLC.

The following unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2013 is presented to give effect to the Transaction as if it had been completed on September  30, 2013. The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and for the nine months ended September  30, 2013 are presented to give effect to the Transaction as if it had been completed on January 1, 2012.

The unaudited pro forma financial statements have been presented for illustrative purposes only. The unaudited pro forma financial statements are not necessarily indicative of what the Company’s financial condition or results of operations actually would have been had the Transaction been consummated on the dates assumed. In addition, the unaudited pro forma financial statements do not project the future financial condition or operating results of the Company.

The unaudited pro forma financial statements are based upon, have been developed from, and should be read in conjunction with, the historical consolidated financial statements of the Company contained in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and the Renin Corp financial statements filed as Exhibit 99.1 and 99.2 to this Form 8-K/A.

Exhibit 99.3

BBX CAPITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF FINANCIAL CONDITION – UNAUDITED

As of September 30, 2013

	Historical
	BBX	Renin	Pro Forma
(In thousands)	Capital	Corp.	Adjustments (1)	Notes	Elimination (7)	Pro Forma
ASSETS
Cash and interest bearing deposits in banks	$25,347	1,045	(2,521)	(1)(2)(4)	-	23,871
Loans receivable, net	192,139	-	-		-	192,139
Trade receivables	-	9,261	-		-	9,261
Inventory	-	8,702	-		-	8,702
Investment in Woodbridge	80,519	-	-		-	80,519
Real estate owned	88,125	-	-		-	88,125
Goodwill and intangible assets	-	2,695	398	(3)	-	3,093
Other assets	22,978	1,410	(1,541)	(4)	-	22,847
Total assets	$409,108	23,113	(3,664)		-	428,557
LIABILITIES AND TOTAL EQUITY (DEFICIT)
Liabilities:
BB&T preferred interest in FAR, LLC	$110,646	-	-		-	110,646
Operating and term loan	-	9,275	(9,275)	(1)	-	-
Long-term debt	-	85,588	(85,588)	(1)	-	-
Notes payable	10,441	-	-		-	10,441
Notes payable to related parties	11,750	-	9,458	(5)	-	21,208
Other liabilities	24,271	10,523	(590)	(1)	-	34,204
Total liabilities	157,108	105,386	(85,995)		-	176,499
Redeemable preferred stock	-	12,396	(12,396)	(1)	-	-
Equity (deficit):
Total BBX Capital Corporation equity (deficit)	252,000	(94,669)	94,727	(6)	(787)	251,271
Noncontrolling interests	-	-	-		787	787
Total equity (deficit)	252,000	(94,669)	94,727		-	252,058
Total liabilities and equity (deficit)	$409,108	23,113	(3,664)		-	428,557

Exhibit 99.3

Notes to Unaudited Pro Forma Statement of Financial Condition

(1)  Pursuant to the terms of the Transaction, the Company did not acquire $537 of cash held by Renin Corp. in financial institutions nor did it assume $9,275, $85,588 and $12,396 of Renin Corp.’s operating and term loan, long-term debt and redeemable preferred stock, respectively, and $590 of Renin Corp’s deferred gains on sale leaseback.

(2)  Included in the reduction of cash was $900 of estimated Renin Corp. acquisition costs.

(3) The following table summarizes the historical cost and estimated fair value of Renin Corp.’s identifiable net assets acquired, goodwill acquired and Total Transaction Consideration.  The estimated fair value of the net assets acquired is preliminary and subject to change.  The total Transaction Consideration is also subject to change based on post-closing adjustments, if any, for working capital and any contractually provided seller indemnities.

	As of September 30, 2013
	Renin Corp
	Historical	Fair
	Cost of	Value of
	Net Assets	Net Assets
(in thousands)	Acquired	Acquired
Cash	$508	508
Trade receivables	9,261	9,261
Inventory	8,702	8,702
Other assets	1,410	2,869
Identifiable intangible assets	2,695	2,695
Other liabilities	(9,933)	(9,933)
Total identifiable net assets	$12,643	14,102
Goodwill		398
Total Transaction Consideration		$ 14,500

(4)  Included in other assets in the Company's statement of financial condition as of September 30, 2013 was a $3,000 refundable escrow deposit funded under the terms of the letter of intent executed in September 2013 in connection with the Transaction.  The Company's $4,084 equity investment in Renin Holdings LLC, which was used to fund a portion of the Transaction Consideration, was funded through a $1,084 cash payment at closing and a $3,000 credit for the previously funded escrow deposit.    Also included in other assets pro forma adjustments was a $1,459 increase in property plant and equipment to adjust historical cost to estimated fair value.

(5)  The $9,458 of notes payable to related parties reflects the term loan and revolver facility provided to the Purchasers by Bluegreen, the proceeds of which were used to fund a portion of the Transaction Consideration.

(6)  The $94,727 adjustment represents the elimination of Renin Corp’s historical cost stockholders’ deficiency ($94,669) less $900 of transaction costs plus recording the fair value non-controlling interest ($958).

(7)The non-controlling interest of $787 represents BFC’s 19% interest in Renin Holdings LLC’s members’ equity of $5,042 less $900 of acquisition costs.

Exhibit 99.3

BBX CAPITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS – UNAUDITED

For the Year Ended December 31, 2012

	Historical
	BBX	Renin	Pro Forma
(In thousands)	Capital	Corp.	Adjustments	Note	Pro Forma
Revenues:
Interest income	$21,804	-	-		21,804
Other income	6,506	74,018	-		80,524
Total revenues	28,310	74,018	-		102,328
Expenses:
Employee compensation and benefits	21,920	-	-		21,920
Cost of sales	-	53,540	-		53,540
Professional fees	15,221	-	-		15,221
Interest expense	11,926	13,574	(12,502)	(1)	12,998
Provision for loan losses and asset impairments	12,336	-	-		12,336
Other expenses (a)	14,127	19,446	278	(2)	33,851
Total expenses	75,530	86,560	(12,224)		149,866
Loss from continuing operations before
income taxes and non-recurring charges	(47,220)	(12,542)	12,224		(47,538)
Benefit for income taxes	(18,744)	-	-		(18,744)
Loss from continuing operations before
non-recurring charges	$(28,476)	(12,542)	12,224		(28,794)
Less: loss from continuing operations
attributable to noncontrolling interests	-	-	(60)	(3)	(60)
Loss from continuing operation attributable
to BBX Capital Corporation before
non-recurring charges	(28,476)	(12,542)	12,284		(28,734)
Basic and diluted loss per share	$(1.81)				(1.83)
Basic and diluted weighted average number
of common and common equivalent
shares outstanding	15,720,217				15,720,217

(a) excludes $900 of non-recurring Renin acquisition costs.

Exhibit 99.3

BBX CAPITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS – UNAUDITED

For the Nine Months Ended September 30, 2013

	Historical
	BBX	Renin	Pro Forma
(In thousands)	Capital	Corp.	Adjustments	Note	Pro Forma
Revenues:
Interest income	$7,959	-	-		7,959
Other income	7,549	51,204	-		58,753
Total revenues	15,508	51,204	-		66,712
Expenses:
Employee compensation and benefits	9,659	-	-		9,659
Cost of sales	-	38,247	-		38,247
Professional fees	5,895	-	-		5,895
Interest expense	3,541	11,919	(11,307)	(1)	4,153
Provision for loan losses and asset impairments	1,567	-	-		1,567
Other expenses (a)	8,137	14,929	316	(2)	23,382
Total expenses	28,799	65,095	(10,991)		82,903
Equity earnings in Woodbridge Holdings, LLC	11,625	-	-		11,625
Loss from continuing operations before
income taxes and non-recurring charges	(1,666)	(13,891)	10,991		(4,566)
Provision for income taxes	20	-	-		20
Loss from continuing operations before
non-recurring charges	$(1,686)	(13,891)	10,991		(4,586)
Less: loss from continuing operations
attributable to noncontrolling interests	-	-	(551)	(3)	(551)
Loss from continuing operation attributable
to BBX Capital Corporation before
non-recurring charges	(1,686)	(13,891)	11,542		(4,035)

Basic and diluted loss per share	$(0.11)				(0.26)
Basic and diluted weighted average number
of common and common equivalent
shares outstanding	15,799,315				15,799,315

Notes to Unaudited Pro Forma Statements of Operations

(1)  Amount represents interest expense on Renin Corp.’s long-term debt which was not assumed in the Transaction.

(2)  Amount represents adjustments for the amortization of the estimated fair value adjustment to property, plant and equipment and for the amortization of Renin Corp.’s deferred gain on sale leaseback which was not assumed in the Transaction partially offset by Renin Corp.’s amortization of deferred fees which were not assumed in the Transaction

(3)  Amount represents 19% of BFC’s interest in Renin Holdings LLC’s loss from continuing operations.